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                                 EXHIBIT 10.41


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                                 DEED OF TRUST

THE STATE OF TEXAS    (S)
                      (S)   KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF HARRIS      (S)

That the undersigned, DYNACQ INTERNATIONAL, INC., 4301A Vista, Pasadena, Texas 77504, of Harris County, Texas, hereinafter called Grantors (whether one or more) for the purpose of securing the indebtedness hereinafter described and in consideration of the sum of TEN DOLLARS ($10.00) to us in hand paid by the Trustee hereinafter named, the receipt of which is hereby acknowledged, and for the further consideration of the uses, purposes and trusts hereinafter set forth, have GRANTED, SOLD, AND CONVEYED, and by these presents do GRANT, SELL AND CONVEY unto EDWIN LAMM, III, TRUSTEE, of the County of Harris, State of Texas, all of the following described property situated in Harris County, Texas, to-wit:

          4.5799 acres of land being the residue of Lot 14 of South Houston Gardens, Section 5, as recorded in Volume 4, Page 15 of the Map Records of Harris County, Texas, and lying in the Day Land and Cattle Company Survey, Abstract No. 1025, Harris County, Texas, said 4.5799 acres of land being more particularly described by metes and bounds in Exhibit A attached hereto and made a part hereof for all purposes.

   TO HAVE AND TO HOLD the above described property, together with the rights, privileges and appurtenances thereto belonging, unto the said Trustee and to his substitutes or successors forever. And Grantors named herein do hereby bind themselves, their heirs, executors, administrators and assigns to warrant and forever defend the said premises unto the said Trustee, his substitutes or successors and assigns forever, against the claim, or claims, of all persons claiming or to claim the same or any part thereof.

   This conveyance, however, is made in TRUST to secure payment of one certain promissory note in the original principal sum of $270,000.00 dated September 1, 1998, executed by Grantor and payable to order of VISTA HEALTHCARE, INC. in 84 monthly installments at eight and one-half per cent (8.5%) interest, providing for acceleration of maturity and attorney fees and should Grantors do and perform all of the obligations and covenants so assumed and make prompt payment of the indebtedness evidenced by said note so assumed as the same shall become due and payable, then this conveyance shall become null and void and of no further force and effect, and shall be released at the expense of Grantors, by the holder hereof, hereinafter called Beneficiary (whether one or more.)

   Grantors covenant and agree as follows:
   That they are lawfully seized of said property and have the right to convey same, that said property is free from all liens and encumbrances except as herein provided.
   To protect the title and possession of said property and to pay when due all taxes and assessments now existing or hereafter levied or assessed upon said property, or the interest herein created by this Deed of Trust, and to preserve and maintain the lien hereby created as a first and prior lien on said property including any improvements hereafter made a part of the realty.

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     To keep the improvements on said property in good repair and condition, and not to permit or commit any waste thereof; to keep said buildings occupied so as not to impair the insurance carried thereon.

     To insure and keep insured all improvements now or hereafter created upon said property against loss or damage by fire and windstorm, and any other hazard or hazards as may be reasonably required from time to time by Beneficiary during the term of the indebtedness hereby secured, to the extent of the original amount of the indebtedness hereby secured, or to the extent of the full insurable value of said improvements, whichever is the lesser, in such form and with such Insurance Company or Companies as may be approved by Beneficiary, and to deliver to Beneficiary the policies of such insurance having attached to said policies such mortgage indemnity clause as Beneficiary shall direct; to deliver renewals of such policies to Beneficiary at last ten (10) days before any such insurance policies shall expire; any proceeds which Beneficiary may receive under any such policy, or policies, may be applied by Beneficiary, at his option, to reduce the indebtedness hereby secured, whether then matured or to mature in the future, and in such manner as Beneficiary may elect, or Beneficiary may permit Grantors to use said proceeds to repair or replace all improvements damaged or destroyed and covered by said policy.

     Grantors shall create a reserve fund for the payment of annual insurance premiums that will become due and payable, taxes, assessments, and maintenance charges levied and to be levied against the premises by paying to Beneficiary contemporaneously with the installments due on the Note a sum equal to the premiums that will next become due and payable on hazard insurance policies covering the premises, plus taxes, assessments and maintenance charges next due and payable on the premises, as estimated by Beneficiary, divided by the number of months to lapse before one (1) month prior to the date any such premiums, taxes, assessments and maintenance charges will become due and payable. Such sums shall be held by Beneficiary for the purpose of paying such premiums, taxes, assessments, and maintenance charges. Any excess reserve shall be credited by Beneficiary on either subsequent payments of the same nature or to the installments of principal and interest owing on said Note in any order of maturity and manner the Beneficiary may elect. Any excess reserve shall be credited by Beneficiary on either subsequent payments of the same nature or to the installments of principal and interest owing on said Note in any order of maturity and manner the Beneficiary may elect. Any deficiency in said reserve fund shall be paid by Grantors to Beneficiary on or before the date any such premiums, taxes and maintenance charges shall be due and payable. Such reserve funds may be commingled by Beneficiary with other funds, and Grantors shall not be entitled to receive any interest thereon. The reserve funds are pledged to Beneficiary as additional security for the sums secured by this Deed of Trust, and the liens of this Deed of Trust shall at all times extend to said sums, which said funds shall not be assignable or refundable (except as herein provided) until all indebtedness secured by this Deed of Trust has been paid in full. In the event of default under this Deed of Trust, any part or all of said reserve fund may be applied by Beneficiary to said indebtedness, at Beneficiary's sole discretion.

     That in the event Grantors shall fail to keep the improvements on the property hereby conveyed in good repair and condition, or to pay promptly when due all taxes and assessments, as aforesaid, or to preserve the prior lien of this Deed of Trust on said property, or to keep the buildings and improvements insured, as aforesaid, or to deliver the policy, or policies, of insurance or the renewal thereof to Beneficiary, as aforesaid, then Beneficiary may, at his option, but without being required to do so, make such repairs, pay such taxes and assessments, purchase

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any tax title thereon, remove any prior liens, and prosecute or defend any suits in relation to the preservation of this Deed of Trust on said property, or insure and deep insured the improvements thereon in an amount not to exceed that above stipulated; that any sums which may be so paid out by Beneficiary and all sums paid for insurance premiums, as aforesaid, including the costs, expenses and attorney's fees paid in any suit affecting said property when necessary to protect the lien hereof shall bear interest from the dates of such payments at ten per cent (10%) per annum or at the rate stated in the promissory note hereby secured, whichever is greater, and shall be paid by Grantors to Beneficiary upon demand, at the same place at which the above-described note is payable, and shall be deemed a part of the debt hereby secured and recoverable as such in all respects.

     That in the event of default in the payment of any installment, principal or interest, of the note hereby secured, in accordance with the terms thereof, or of a breach of any of the covenants herein contained to be performed by Grantors, then and in any of such events Beneficiary may elect, Grantors hereby expressly waiving presentment and demand for payment, to declare the entire principal indebtedness hereby secured with all interest accrued thereon and all other sums hereby secured immediately due and payable, and in the event of default in the payment of said indebtedness when due or declared due, it shall thereupon, or at any time thereafter, be the duty of the Trustee, or his successor or substitute as hereinafter provided, at the request of Beneficiary (which request is hereby conclusively presumed), to enforce this trust; and after advertising the time, place and terms of the sale of the above described and conveyed property, then subject to the lien hereof, for at least twenty-one
(21) days preceding the date of sale by posting written or printed notice thereof at the Courthouse door of the county where said real property is situated, which notice may be posted by the Trustee acting, or by any person acting for him, and the Beneficiary (the holder of the indebtedness secured hereby) has, at least twenty-one (21) days preceding the date of sale, served written or printed notice of the proposed sale by certified mail on each debtor obligated to pay the indebtedness secured by this Deed or Trust according to the records of Beneficiary, by the deposit of such notice, enclosed in a postpaid wrapper, property addressed to such debtor at debtor's most recent address as shown by the records of Beneficiary, in a post office or official depository under the care and custody of the United States postal Service, the Trustee shall sell the above described property, then subject to the lien hereof, at public auction in accordance with such notice at the Courthouse door of said county where such real property is situated (provided where said real property is situated in more than one county, the notice to be posted as herein provided shall be posted at the Courthouse door of each of such counties where said real property is situated, and said above described and conveyed property may be sold at the Courthouse door of any one of such counties, and the notices so posted shall designate the county where the property will be sold), on the first Tuesday in any month between the hours of ten o'clock A.M. and four o'clock P.M., to the highest bidder for cash, selling all of the property as an entirety or in such parcels as the Trustee acting may elect, and make due conveyance to the Purchaser or Purchasers, with general warranty binding Grantors, their heirs and assigns; and out of the money arising from such sale, the Trustee acting shall pay first, all the expenses of advertising the sale and making the conveyance, including a commission of five per cent (5%) to himself, which commission shall be due and owing in addition to the attorney's fees provided for in said note, and then to Beneficiary the full amount of principal, interest, attorney's fees and other charges due and unpaid on said note and all other indebtedness secured hereby, rendering the balance of the sale price, in any, to Grantors, their heirs or assigns; and the recitals in the conveyance to the Purchaser or Purchasers shall be full and conclusive evidence of the truth

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of the matters therein stated, and all prerequisites to said sale shall be presumed to have been performed, and such sale and conveyance shall be conclusive against Grantors, their heirs and assigns.

     It is agreed that in the event a foreclosure hereunder shall be commenced by the Trustee, or his substitute or successor, Beneficiary may at any time before the sale of said property direct the said Trustee to abandon the sale, and may then institute suit for the collection of said note, and for the foreclosure of this Deed of Trust lien; it is further agreed that if Beneficiary should institute a suit for the collection thereof, and for a foreclosure of this Deed of Trust lien, that he may at any time before the entry of a final judgment in said suit dismiss the same, and require the Trustee, his substitute or successor to sell the property in accordance with the provisions of the Deed of Trust.

     Beneficiary shall have the right to purchase at any sale of the property, being the highest bidder and to have the amount for which such property is sold credited on the debt then owing.

     Beneficiary in any event is hereby authorized to appoint a substitute trustee, or a successor trustee, to act instead of the Trustee named herein without other formality than the designation in writing of a substitute or successor trustee; and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the indebtedness hereby secured has been paid in full, or until such property is sold hereunder, and each substitute and successor trustee shall succeed to all of the rights and powers of the original trustee named herein.

     In the event any sale is made of the above described property, or any portion thereof, under the terms of this deed of trust, Grantors, their heirs and assigns, shall forthwith upon the making of such sale surrender and deliver possession of the property so sold to the Purchaser at such sale, and in the event of their failure to do so they shall thereupon from and after the making of such sale be and continue as tenants at will of such Purchaser, and in the event of their failure to surrender possession of said property upon demand, the Purchaser, his heirs or assigns, shall be entitled to institute and maintain an action for forcible detainer of said property in the Justice of the Peace Court in the Justice Precinct in which such property, or any part thereof, is situated.

     It is agreed that the lien hereby created shall take precedence over and be a prior lien to any other lien of any character whether vendor's Materialmen's or mechanic's lien hereafter created on the above described property, and in the event the proceeds of the indebtedness secured hereby as set forth herein are used to pay off and satisfy any liens heretofore existing on said property, then Beneficiary is, and shall be, subrogated to all of the rights, liens and remedies of the holders of the indebtedness so paid.

     It is further agreed that if Grantors, their heirs or assigns, while the owner of the hereinabove described property, should commit an act of bankruptcy, or authorize the filing of a voluntary petition in bankruptcy, or should an act of bankruptcy be committed and involuntary proceedings instituted or threatened, or should the property hereinabove described be taken over by a Receiver for Grantors, their heirs or assigns, the note hereinabove described shall, at the option of Beneficiary, immediately become due and payable, and the acting Trustee may then proceed to sell the same under the provisions of this Deed of Trust .

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   Grantor hereby assigns to Beneficiary all rental payable under each lease now or at any time hereafter existing, such assignment being upon the following terms: (a) until receipt from Beneficiary of notice of the occurrence of a default, each lessee may pay rental directly to Grantor, but after default Grantor covenants to hold all rental so paid in trust for the use and benefit of Beneficiary; (b) upon receipt from Beneficiary of notice that a default exists, each lessee is hereby authorized and directed to pay directly to Beneficiary all rental thereafter accruing, and the receipt of the rental by Beneficiary shall be a release of such lessee to the extent of all amounts so paid; (c) rental so received by Beneficiary shall be applied by Beneficiary, first to the expenses, if any, of collection and then in accordance with other provisions hereof; (d) without impairing its rights hereunder, Beneficiary may, at its option, at any time and from time to time, release to Grantor rental so received by Beneficiary, or any part thereof; (e) Beneficiary shall not be liable for its failure to collect or its failure to exercise diligence in the collection of rental, but shall be accountable only for rental that it shall
actually receive; and   (f) the assignment contained in this paragraph shall
terminate upon the release of this deed of trust, but no lessee shall be required to take notice of termination until a copy of such release shall have been delivered to such lessee. As between Beneficiary and Grantor, any person claiming through or under Grantor, other than any lessee who has not received notice of default pursuant to this paragraph, subsection (b), the assignment contained in this section is intended to be absolute, unconditional and presently effective and the provisions of subsections (a) and (b) above are intended solely for the benefit of each lessee and shall never inure to the benefit of the Grantor or any person claiming through or under Grantor, other than a lessee who has not received such notice. It shall never be necessary for Beneficiary to institute legal proceedings of any kind whatsoever to enforce the provisions of this section.

   It is agreed that an extension, or extensions, may be made of the time of payment of all, or any part, of the indebtedness secured hereby, and that any part of the above described real property may be released from this lien without altering or affecting the priority of the lien created by this Deed of Trust in favor of any junior encumbrances, mortgagee or purchaser, or any person acquiring an interest in the property herein described and all improvements thereon, and that may be hereafter constructed thereon, first and superior to any liens that may be placed thereon, or that may be fixed, given or imposed by law thereon after the execution of this instrument notwithstanding any such extension of the time of payment, or the release of a portion of said property from this lien.

   In the event any portion of the indebtedness hereinabove described cannot be lawfully secured by this Deed of Trust lien on said real property, it is agreed that the first payments made on said indebtedness shall be applied to the discharge of that portion of said indebtedness.


   Beneficiary shall be entitled to receive any and all sums which may become payable to Grantors for the condemnation of the hereinabove described real property, or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Grantors for damages caused by public works or construction on or near the said property. All such sums are hereby assigned to Beneficiary, who may, after deducting therefrom all expenses actually incurred, including attorney's fees, release same to Grantors or apply the same to the reduction of the indebtedness hereby secured, whether then matured or to mature in the future, or on any money obligation hereunder, as and in such manner

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as Beneficiary may elect. Beneficiary shall not be, in any event or circumstances, liable or responsible for failure to collect, or exercise diligence in the collection of, any such sums.

   Nothing herein or in said note contained shall ever entitle Beneficiary, upon the arising of any contingency whatsoever, to receive or collect interest in excess of the highest rate allowed by the laws of the State of Texas on the principal indebtedness hereby secured or on any money obligation hereunder an in no event shall Grantors be obligated to pay interest thereon in excess of such rate.

   If this Deed of Trust is executed by only one person or by a corporation the plural reference to Grantors shall be held to include the singular and all of the covenants and agreements herein undertaken to be performed by and the rights conferred upon the respective Grantors named herein, shall be binding upon and inure to the benefit of not only said parties respectively but also their respective heirs, executors, administrators, grantees, successors, and assigns.

   Conveyance of the property herein described in whole or in part or of beneficial interests in Grantor (if Grantor is not a natural person or persons but is a corporation, partnership, trust or other legal entity), without prior written consent and approval of holder of the indebtedness hereby secured gives the holder of said not the right and option, upon ten (10) days' written notice to the Grantors, to declare the entire amount of the indebtedness hereby secured to be due and payable.

   Grantors expressly represent that this Deed of Trust and the Note hereby secured are given for the following purpose, to-wit: The indebtedness, the payment of which is hereby secured, is in part payment of the purchase price of the real property herein described, and is also secured by a vendor's lien thereon retained in deed of even date herewith to the undersigned, and this Deed of Trust is given as additional security for the payment of said indebtedness.

   It is stipulated and agreed that the lien created by this instrument is secondary and inferior to the lien securing the unpaid balance of that certain $1,500,000.00 indebtedness described in and secured by a Deed of Trust of record under Clerk's File No. N822396 in the County Clerk's Office of Harris County, Texas, which indebtedness the Grantors herein have not assumed, but which the Beneficiary herein is obligated to pay as and when due, and as provided in the hereinbefore mentioned Deed, and in the event said Beneficiary fails to pay when due any installment or installments falling due thereon, then, so long as Grantors herein are not in default in the payment of $270,000.00 Note hereby secured, or in default in the performance of the covenants of this Deed of Trust, Grantors herein shall have the right to pay any such delinquent installment or installments and receive credit upon the $270,000.00 Note hereby secured for all sums so paid, and in such manner as Grantors may direct, as of the date of such payment.

   Beneficiary may remedy any default, without waiving same, or may waive any default without waiving any prior or subsequent default.

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   EXECUTED THIS THE ________ DAY OF SEPTEMBER, 1998.


                              DYNACQ INTERNATIONAL, INC.


                         BY:  ____________________________________
                              _________________________, President

THE STATE OF TEXAS  )

COUNTY OF HARRIS    )

   This instrument was acknowledged before me this the ____ day of September, 1998 by ____________________, President of DYNACQ INTERNATIONAL, INC..


                              ____________________________________
                              Notary Public, State of Texas

Address of Beneficiary:

VISTA HEALTHCARE, INC.
1401 Vista
Pasadena, Texas 77504

Address of Trustee:
EDWIN LAMM, III
LAMM & SMITH, P.C.
1415 Louisiana - Suite 1415
Houston, Texas 77002

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